SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
(Amendment No. 1)

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 10, 2003

CKE RESTAURANTS, INC.

(Exact name of Registrant as specified in charter)

Delaware	1-11313	33-0602639

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6307 Carpinteria Avenue, Ste. A, Carpinteria, CA	93105

(Address of principal executive offices)	(Zip Code)

(805) 745-7500

(Registrant’s telephone number, including area code)

(Former name or former address, if changed, since last report.)

Item 12. Results of Operations and Financial Condition.
SIGNATURES
EXHIBIT INDEX
EXHIBIT 99.2

Item 12. Results of Operations and Financial Condition.

On December 10, 2003, CKE Restaurants, Inc. (the “Company”) issued a press release announcing the Company’s third quarter results and furnished the press release to the SEC on a Form 8-K filed on December 10, 2003. The earnings release contained an error with respect to period 11 same store sales for Hardee’s, which increased by 6.4% for the period, rather than the 6.1% reported in the press release. The Company issued a correcting release on December 10, 2003. The correcting press release is filed as Exhibit 99.2 hereto. This information, including Exhibits 99.1 and 99.2, shall be deemed to be “furnished” in accordance with SEC release numbers 33-8216 and 34-47583.

The following exhibit is included herewith:

Exhibit
Number	Description

99.2	Correcting press release, dated December 10, 2003, issued by CKE Restaurants, Inc.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CKE RESTAURANTS, INC.

Date: December 10, 2003	/s/ Theodore Abajian

Theodore Abajian Executive Vice President Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description

99.2	Correcting press release, December 10, 2003, issued by CKE Restaurants, Inc.